UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 19, 2005
                                                           -------------


                         FIRST DEFIANCE FINANCIAL CORP.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



              Ohio                        0-26850                 34-1803915
 ------------------------------         ----------             ----------------
(State or other jurisdiction of        (Commission            (IRS Employer
         incorporation)                File Number)          Identification No.)



                    601 Clinton Street, Defiance, Ohio 43512
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (419) 782-5015
                                                     --------------

                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Section 2 - Financial Information.

Item 2.02   Results of Operations and Financial Condition.
---------   ---------------------------------------------

      On July 19, 2005, First Defiance Financial Corp. held a conference call discussing its second quarter earnings results. The script of the conference call is attached as Exhibit 99.

Section 7 - Regulation FD

Item 7.01   Regulation FD Disclosure
---------   ------------------------

      On July 19, 2005, First Defiance Financial Corp. held a conference call discussing its second quarter earnings results. The script of the conference call is attached as Exhibit 99.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.
---------   ---------------------------------

      (c)   Exhibits.


       Exhibit
        Number             Description
        ------             -----------

          99               Conference Call Script





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


                                   SIGNATURES
                                   ----------


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            FIRST DEFIANCE FINANCIAL CORP.



                                            By:   /s/ John C. Wahl
                                                 -------------------------



Date:  July 19, 2005